EXHIBIT 99.1

News Release

First Solar Names Georges Antoun as Chief Commercial Officer

Antoun will oversee global project and business development
Joe Kishkill, President – International Business Development, to depart

TEMPE, Ariz., May 9, 2016 – First Solar, Inc. (Nasdaq: FSLR) today announced that Georges Antoun, President – U.S., has been appointed Chief Commercial Officer, effective July 1, 2016.

Antoun will have comprehensive leadership responsibility for Global Project and Business Development, with a primary focus on increased sales and sustainable growth in emerging markets. Reporting to Antoun will be First Solar global project development, business development and strategic marketing teams.

“Georges has a deep and broad grasp of every aspect of our operations,” said First Solar Chief Financial Officer Mark Widmar, who will become Chief Executive Officer on July 1. “I am confident that he can lead a fully integrated international business development organization that will deliver on our strategic objectives while focusing on deeper customer intimacy.”

As President – U.S., Antoun oversaw project and business development for the United States. Previously, he served as the company’s Chief Operations Officer, joining First Solar in June 2012 after working in the international IT and Telecommunications industries.

“I am honored to take on this expanded role as we enter a new phase of growth and development,” said Antoun. “I look forward to working with the management team and global associates to execute on our strategies and capitalize on the exciting opportunities before us.”

As part of this transition, Joe Kishkill, First Solar’s President – International, will leave the company to pursue other interests.

“Joe played an important role in positioning First Solar as a global player,” said Widmar. “We thank Joe for his contributions, and wish him all the best in his next endeavors.”

About First Solar, Inc.

First Solar is a leading global provider of comprehensive photovoltaic (PV) solar systems which use its advanced module and system technology. The company’s integrated power plant solutions deliver an economically attractive alternative to fossil-fuel electricity generation today. From raw material sourcing through end-of-life module recycling, First Solar's renewable energy systems protect and enhance the environment. For more information about First Solar, please visit www.firstsolar.com.

For First Solar Investors

This release contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning: effects on our financial statements and guidance resulting from pending tax matters; our business strategy, including anticipated trends and developments in and management plans for our business and the markets in which we operate; future financial results, operating results, revenues, gross margin, operating expenses, products, projected costs (including estimated future module collection and recycling costs), warranties, solar module efficiency and balance of systems cost reduction roadmaps, restructuring, product reliability, investments in unconsolidated affiliates and capital expenditures; our ability to continue to reduce the cost per watt of our solar modules; our ability to reduce the costs to construct PV solar power systems; research and development programs and our ability to improve the conversion efficiency of our solar modules; our ability to expand manufacturing capacity worldwide; sales and marketing initiatives; and competition. These forward-looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the matters discussed in Item 1A: “Risk Factors,” of our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC.

Contacts

First Solar Media
Steve Krum
+1 602-427-3359
steve.krum@firstsolar.com

First Solar Investors
Stephen Haymore
+1 602 414-9315
stephen.haymore@firstsolar.com

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